UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2006

The Advisory Board Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2445 M Street, NW, Washington, District of Columbia		20037
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-266-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2006, the Compensation Committee of the Board of Directors of The Advisory Board Company (the "Company") approved the standard terms and conditions (the "RSU Standard Terms") and standard agreement (the "RSU Agreement") to be used in connection with standard grants of restricted stock units ("RSUs"), to the Company’s employees, directors and other eligible persons, including the Company’s executive officers. The RSU grants are incentive and retention awards made pursuant to the Company’s stockholder-approved 2005 Stock Incentive Plan (the "2005 Plan").

The forms of RSU Standard Terms and RSU Agreement set forth the terms and conditions of RSUs granted pursuant to the 2005 Plan. The following description is qualified by reference to the forms of RSU Standard Terms and RSU Agreement, copies of which will be filed as exhibits to the Company’s next periodic report or registration statement filed with the Securities and Exchange Commission, and to the terms of the 2005 Plan, a copy of which is filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed on November 17, 2005.

Pursuant to the 2005 Plan, RSUs granted under the plan are subject to administration and interpretation by the Compensation Committee or its delegate, subject to the express provisions of the plan. With respect to RSUs, and subject to the limitations set forth in the 2005 Plan, the Compensation Committee or its delegate determines the identity of the recipient(s), the grant date, the number of securities covered by an award, and the vesting schedule, and can alter, amend or waive any terms of the RSUs, either generally or with respect to a particular award.

Awards of RSUs generally have the following terms:

RSUs automatically convert to either (i) the right to receive shares of common stock or (ii) the cash value equivalent of the shares of stock upon vesting and settlement of any tax withholding obligations. RSUs vest 25% per year beginning one year after the date of grant. Generally, unvested RSUs are cancelled as of the date of employment termination unless termination is by death, disablement or retirement, as set forth in the form of RSU Standard Terms, in which case unvested RSUs will accelerate. In addition, if employment is terminated other than for cause or voluntary resignation after a change in control of the Company, unvested RSUs will accelerate. Until the RSUs have vested and shares have been issued thereunder, the RSUs do no not provide recipients with any rights of a stockholder, and they do not accrue dividend equivalent rights. The RSUs are not transferable.

The Compensation Committee separately approved grants of RSUs to employees, including executive officers. Such grants have been reported by the executive officers on Form 4s filed on April 4, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

April 6, 2006	By:	Thomas J. Aprahamian

Name: Thomas J. Aprahamian
Title: Chief Accounting Officer, Secretary and Treasurer